================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           OHIO NATIONAL FUND, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           OHIO NATIONAL FUND, INC.
                  (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 ....................................

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

[Ohio National Fund Services Letterhead]


August 28, 1997


Dear Ohio National Variable Contract Owner:


Enclosed are information and voting instructions from your Ohio National Fund Board of Directors regarding the proposed approval of a new sub-advisory agreement for the Growth & Income Portfolio. The new agreement with Robertson Stephens Investment Management, L.P. is identical to the present agreement. It does not contemplate any change in your portfolio management team or investment advisory fees.

This new agreement is necessary because Robertson Stephens & Company (which includes Robertson Stephens Investment Management) has agreed to be acquired by BankAmerica Corporation. Robertson Stephens expects that this strategic partnership should effectively expand its global capabilities and resources, enhance its worldwide research efforts and increase its ability to attract additional top-caliber professionals while maintaining its unique investment culture. Its key investment professionals all have signed three-year employment contracts designed to ensure consistency and continuity in Robertson Stephens' investment style and process.

The new agreement will be voted upon at a meeting of shareholders to be held on September 26, 1997. Your Board of Directors believes approval of the new sub-advisory agreement will serve your best interests. They recommend you vote FOR the proposal.

Please complete, sign and return the instructions promptly in the envelope provided. No postage is required if mailed within the United States. Your instructions are important! As always, we thank you for your confidence and support.

Sincerely,


/s/John J. Palmer
-----------------
John J. Palmer
President

                            OHIO NATIONAL FUND, INC.
                                One Financial Way
                             Montgomery, Ohio 45242


         --------------------------------------------------------------
                            GROWTH & INCOME PORTFOLIO
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
         --------------------------------------------------------------


                               SEPTEMBER 26, 1997


A special meeting of the shareholders of the Growth & Income Portfolio (the "Portfolio") of Ohio National Fund, Inc. (the "Fund") will be held at the Fund's offices at One Financial Way, Montgomery, Ohio on September 26, 1997, at 10:00 a.m. for the purpose of approving a new Sub-Advisory Agreement between Ohio National Investments, Inc. and Robertson Stephens Investment Management, L.P. and to transact such other business as may properly come before the meeting.

Shareholders of the Portfolio of record at the close of business on August 1, 1997 are entitled to notice of, and to vote at, the meeting.

For reasons given in the attached Proxy Statement, your Board of Directors RECOMMENDS A VOTE FOR THE PROPOSAL.



                                                              Ronald L. Benedict
                                                              Secretary



Montgomery, Ohio
August 28, 1997

                            OHIO NATIONAL FUND, INC.
                                ONE FINANCIAL WAY
                             CINCINNATI, OHIO 45242

                                 PROXY STATEMENT

                     SPECIAL MEETING OF SHAREHOLDERS OF THE
                            GROWTH & INCOME PORTFOLIO
                               SEPTEMBER 26, 1997


     This Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Ohio National Fund, Inc. (the "Fund"), for use at the special meeting of shareholders of the Growth & Income Portfolio (the "Portfolio") of the Fund to be held on September 26, 1997, and at any and all adjournments thereof. This statement is being mailed to shareholders of, and contractowners with values allocated to, the Portfolio on or about August 28, 1997.
     Proxies will be solicited primarily by delivering this statement and its enclosures to the shareholders of record and to contractowners with values allocated to the Portfolio. Printing, mailing and legal costs of this solicitation will be borne by the Portfolio's sub-adviser, Robertson Stephens Investment Management, L.P. ("RSIM"); all other costs will be borne by the Fund's investment adviser, Ohio National Investments, Inc. ("the Adviser"). No extra compensation will be paid to employees of the Fund for soliciting proxies.
     Each proxy may be revoked at any time prior to being voted by giving written notice to the Secretary of the Fund, or by the shareholder's appearing in person at the meeting and notifying the Secretary of his or her intent to revoke the proxy. Any later dated proxy will revoke an earlier one. All proxies which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions thereon, if any. If a proxy is returned and no specification is made, the proxy will be voted in favor of the proposal. Interests of variable contractowners for which no voting instructions are received will be voted in proportion with the instructions that are timely received.
     Each shareholder of record at the close of business on August 1, 1997 is entitled to one vote for each share held. As of August 1, 1997, 100% of the issued and outstanding shares of the Fund were owned of record by The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC") (collectively, "Ohio National Life") and allocated to the separate accounts of ONLI and ONLAC as shown below.


                  ONLI     Variable Account A                          152,050
                  ONLI     Variable Account B                          139,636
                  ONLI     Variable Account C                          243,254
                  ONLI     Variable Account D                            4,593
                  ONLAC    Variable Account R                           62,213

                  Total Portfolio Shares                               601,746


                               SUMMARY OF PROPOSAL

     The purpose of the meeting is for shareholders to vote on the proposal to approve a new Sub-Advisory Agreement between the Adviser and RSIM.
     Approval with respect to this issue requires approval by a majority vote of the eligible shareholders. Under the Investment Company Act of 1940 (the "1940 Act"), a majority vote means the concurrence of the lesser of (a) 67% of the shares represented in person or by proxy at a meeting where more than 50% of the outstanding shares are so represented or (b) 50% of all the outstanding shares.

     THE FUND BOARD RECOMMENDS APPROVAL BY THE SHAREHOLDERS.


                          INVESTMENT ADVISORY SERVICES

     The Adviser is a wholly-owned subsidiary of ONLI. Under the Investment Advisory Agreement between the Adviser and the Fund, the Adviser regularly furnishes to the Board recommendations with respect to an investment program consistent with the Fund's investment policies. Upon approval of an investment program by the Board, the Adviser implements the program by placing orders for the purchase and sale of securities. The Adviser also provides the Fund with office space, necessary clerical personnel (other than those provided by agreements between the Fund and Star Bank (Cincinnati, Ohio), which serves as custodian, and American Data Services, Inc. (Huntington, NY) which serves as transfer agent and servicing agent for the Fund), and services of executive and administrative personnel.
     The Adviser is the investment adviser to the following portfolios of the Fund (assets shown as of August 1, 1997):

            Equity                               $170,704,270
            Money Market                           24,141,158
            Bond                                   19,888,645
            Omni                                  128,624,009
            International                         168,839,904
            Capital Appreciation                   45,360,847
            Small Cap                              39,780,205
            Global Contrarian                      15,169,480
            Aggressive Growth                      15,071,027
            Core Growth                             6,818,239
            Growth & Income                         6,271,631
            S&P 500 Index                          11,792,097
            Social Awareness                        2,496,597
            Strategic Income                        2,306,567
            Stellar                                 2,306,726
            Relative Value                          3,129,873

     Under a Service Agreement among the Fund, the Adviser and ONLI, ONLI has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser has agreed to reimburse ONLI for its expenses in this regard. The Fund has not paid to the Adviser, or to any of its affiliates, any compensation for services other than under the Investment Advisory Agreement during the last fiscal year. The address of the Adviser, ONLI, ONLAC and the Fund is One Financial Way, Cincinnati, Ohio 45242.
     The president of the Adviser is Joseph P. Brom. The Adviser's directors are Mr. Brom, Michael A. Boedeker, Michael D. Stohler and Stephen T. Williams. Messrs. Brom, Boedeker, Stohler and Williams are principally employed as investment officers of ONLI. Messrs. Brom, Boedeker and Williams are also vice presidents of the Fund. The Adviser's secretary, Ronald L. Benedict, is also the secretary and a director of the Fund. The business address of each of these individuals is One Financial Way, Cincinnati, Ohio 45242.
     The Investment Advisory Agreement and Service Agreement were both entered into as of May 1, 1996. They were submitted to and approved by the shareholders of the Equity, Money Market, Bond, Omni, International, Capital Appreciation, Small Cap, Global Contrarian and Aggressive Growth Portfolios on March 28, 1996 and by the shareholders of the Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios on January 2, 1997.
     As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the quarterly period for which the fees are paid based on the following schedule:
(a) for each of the Equity, Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the next $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the International, Global Contrarian and Relative Value Portfolios, 0.90% of each Portfolio's net assets; (d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income Portfolios, 0.80% of each Portfolio's net assets;
(e) for the Core Growth Portfolio, 0.95% of the first $150 million of net assets, and 0.80% of net assets over $150 million; (f) for the Growth & Income Portfolio, 0.85% of the first $200 million of net assets, and 0.80% of net assets over $200 million; (g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of net assets, 0.35% of the next $150 million of net assets, and 0.33% of net assets over $250 million; and (h) for the Stellar Portfolio, 1.00% of that Portfolio's net assets. However, as to the Money Market Portfolio, the Adviser is presently waiving any of its fee in excess of 0.25%. During 1996, the Adviser received $5,567,076 in fees from the Fund.
     Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the International, Capital Appreciation, Small Cap, Global Contrarian, Aggressive Growth, Core Growth, Growth & Income, Strategic Income, Stellar and Relative Value Portfolios, subject to the approval of the Fund's Board of Directors. The Adviser has entered into Sub-advisory Agreements with sub-advisers, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of the Adviser. As compensation for their sub-advisory services, (a) Societe Generale Asset Management Corp. receives from the Adviser fees at the annual rate of 0.75% of the International and Global Contrarian Portfolios' average daily net assets during the quarter for which the fee is paid; (b) T. Rowe Price Associates, Inc. receives from the Adviser a fee at an annual rate of 0.70% of the first $5 million, and 0.50% of average daily net asset value in excess of $5 million, of the Capital Appreciation Portfolio; (c) Founders Asset Management, Inc. receives from the Adviser a fee at an annual rate of 0.65% of the first $75 million, 0.60% of the next $75 million, and 0.55% of the average daily net asset value in excess of $150 million, of the Small Cap Portfolio; (d) Strong Capital Management, Inc. receives from the Adviser a fee at an annual rate of 0.70% of the first $50 million, and 0.50% of average daily net asset value in excess of $50 million, of the Aggressive Growth Portfolio; (e) Pilgrim Baxter & Associates, Ltd. receives from the Adviser a fee at an annual rate of 0.75% of the first $50 million, 0.70% of the next $100 million, and 0.50% of the average daily net assets in excess of $150 million of the Core Growth Portfolio; (f) RSIM receives from the Adviser a fee at an annual rate of 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio; and (g) Star Bank, N.A. receives from the Adviser fees at an annual rate of (i) 0.55% of the first $50 million and 0.50% of the average daily net assets in excess of $50 million of the Strategic Income Portfolio, (ii) 0.75% of the first $50 million and 0.70% of average daily net assets in excess of $50 million of the Stellar Portfolio, and (iii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value Portfolio.
     The Sub-Advisory Agreements were approved by the shareholders of the applicable portfolios on the same dates as listed above for approval of the Investment Advisory Agreement.
     All of these agreements are reviewed and approved for continuance by the Board of Directors each year. The agreements were most recently reviewed by the Board and approved for continuance on August 27, 1997, by unanimous votes of all the Directors cast in person at a Board meeting called for the purpose of voting on that continuance and approval. Each of these agreements provides for automatic termination in the event of its assignment.
     In addition to the Fund, the Adviser is also the investment adviser to ONE Fund, which presently consists of the following portfolios:


            ONE FUND PORTFOLIO                           ASSETS (8/1/97)
            ------------------                           ---------------

                Money Market                              $14,173,082
                Tax-Free Income                             6,280,279
                Income                                      6,645,501
                Income & Growth                             9,815,396
                Growth                                      9,498,704
                Small Cap                                   4,425,496
                International                              19,296,705
                Global Contrarian                           6,387,890
                Core Growth                                 5,145,337

     As compensation for its services to ONE Fund, the Adviser receives from ONE Fund annual fees on the basis of each portfolio's average daily net assets during the quarterly period for which the fees are paid based on the following schedule: (a) for those assets held in the Income, Income & Growth and Growth Portfolios, the fee is at an annual rate of 0.50% of the first $100 million of those assets in each portfolio, 0.40% of the next $150 million and 0.30% of assets over $250 million; (b) as to assets held in the Money Market Portfolio, the fee is at an annual rate of 0.30% of the first $100 million of such assets, 0.25% of the next $150 million, and 0.20% of assets over $250 million; (c) for assets held in the Tax-Free Income Portfolio, the fee is at an annual rate of 0.60% of the first $100 million of those assets, 0.50% of the next $150 million, and 0.40% of assets over $250 million; (d) for assets held in the Small Cap Portfolio, the fee is at an annual rate of 0.65% of the first $100 million, 0.55% of the next $150 million, and 0.45% of assets over $250 million; (e) for assets held in the International and Global Contrarian Portfolios, the fee is at an annual rate of 0.90% of assets in each portfolio; and (f) for assets held in the Core Growth Portfolio, the fee is at an annual rate of 0.95% of the first $150 million of assets and 0.80% of assets over $150 million. However, the Adviser is presently voluntarily waiving 0.15% of its fees in connection with the Money Market, Tax-Free Income, Income, Income & Growth, Growth, and Small Cap Portfolios of ONE Fund.


                           NEW SUB-ADVISORY AGREEMENT

     Shareholders of the Portfolio are being asked to approve a new Sub-Advisory Agreement between the Adviser and RSIM. This "New Agreement" (See Exhibit A) is identical in every respect to the present Sub-Advisory Agreement except that the New Agreement will take effect at the time of the acquisition of the Robertson Stephens group of companies (including RSIM) by BankAmerica Corporation ("BankAmerica"). That contemplated merger is expected to take place during the fourth quarter of 1997. The merger will result in a change of control of RSIM which, by the terms of the Sub-Advisory Agreement, results in the termination of the Sub-Advisory Agreement.
     THE MERGER. On June 8, 1997, BankAmerica entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. ("RS Group") and Robertson Stephens & Company, Inc. ("RS Inc."), pursuant to which each of those entities would be merged into a subsidiary of BankAmerica. Upon consummation of those mergers, BankAmerica will become the owner of the entire beneficial interest in RSIM. The surviving entity in the merger is referred to as "New RS&Co".
     BankAmerica will make total payments of up to $540 million. Of that amount, $245 million will be paid to the members of RS Group and the stockholders of RS Inc. upon consummation of the merger; $225 million will be paid to them in additional installments during each of the next three years if they remain employed by New RS&Co, and the remaining $70 million will be paid into a "retention pool" for the benefit of certain key Robertson Stephens employees, who will receive payments out of the pool in installments during the four-year period following the merger if they remain employed by New RS&Co.
     The consideration for the merger was structured in this way principally in order to provide an incentive to Robertson Stephens employees, including key investment professionals at RSIM, to continue their association with New RS&Co. Any person whose employment with New RS&Co is terminated before he or she receives all of the consideration under the Merger Agreement or payments from the retention pool to which he or she is entitled (unless that person's employment is terminated by New RS&Co without cause or unless that person leaves for "good reason", as defined in his or her employment contract) will forfeit any such amount not yet paid at the time of the termination.
     The Merger Agreement does not prescribe any changes in the management or operations of RSIM, including any changes in the personnel managing the Fund or other services or business activities relating to the Portfolio. RSIM has advised the Fund's Board that it does not anticipate that the merger will cause any reduction in the quality of services now provided to the Portfolio, or have any adverse effect on RSIM's ability to fulfill its obligations to the Portfolio.
     BANKAMERICA. BankAmerica is a bank holding company that was incorporated on October 7, 1968 under the laws of the state of Delaware, and is registered under the Bank Holding Company Act of 1956, as amended. Through its network of subsidiaries, BankAmerica provides banking and other financial services throughout the United States and in selected international markets to consumers and business customers, including corporations, governments, and other institutions. As a global financial intermediary, BankAmerica provides capital-raising services, trade finance, cash management, investment banking, capital markets and credit products, and financial advisory services to large public- and private-sector institutions that are part of the global economy. At December 31, 1996, BankAmerica, together with its subsidiaries, was one of the three largest bank holding companies in the United States, with total assets of $250.8 billion.
     Bank of America National Trust and Savings Association (the "Bank") is the largest subsidiary of BankAmerica. The Bank, which was organized in 1904, provides commercial and retail banking and trust services through an extensive system of branches across the western United States. BankAmerica's principal banking subsidiaries operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, corporate offices and representative offices in 37 other countries and territories. The Bank and its affiliates act as investment advisers for assets of over $50 billion, including over $14 billion in mutual funds.
     THE NEW AGREEMENT. The existing Sub-Advisory Agreement between the Adviser and RSIM will terminate upon the consummation of the merger, because the merger will constitute a change of control of RSIM for purposes of the Investment Company Act of 1940, as amended. Your Fund management is proposing that you approve the New Agreement between the same parties, to become effective immediately upon consummation of the merger. The New Agreement is identical to the existing Sub-Advisory Agreement, other than its effective and termination dates.
     The Board of Directors, at a meeting called for that purpose, unanimously approved the New Agreement on August 27, 1997, and recommends that you vote to approve the New Agreement.

                   OTHER MATTERS WHICH MAY COME BEFORE MEETING

     Management is not aware of any other matters which may come before the meeting. If, however, any other matter properly comes before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

                              FINANCIAL STATEMENTS

     The Fund's annual and semi-annual reports are sent to the shareholders and all variable contract owners. The Fund's most recent annual and semi-annual reports are also available free upon request by contacting Ohio National Fund, Inc., P.O. Box 237, Cincinnati, Ohio 45201 (telephone 1-800-578-8078).


                              SHAREHOLDER PROPOSALS

     As a registered investment company incorporated under Maryland law, the Fund is not required to hold annual meetings of shareholders. The Fund generally intends to hold a meeting of shareholders every three years for the purpose of electing Directors and it will hold special meetings as required or deemed desirable. The date of the next meeting for the purpose of electing Directors cannot be stated with certainty, but it is anticipated to be during the first quarter of 1999. A shareholder may have included in the proxy statement for the next meeting of shareholders certain proposals for shareholder action which he or she intends to introduce at such meeting. Notice of any shareholder proposal must be received by the Fund no later than 120 days prior to a meeting of shareholders in order for the proposal to be included in the proxy solicitation materials for that meeting.

EXHIBIT A


                             SUB-ADVISORY AGREEMENT


This Agreement is made as of the        day of October, 1997 by and between OHIO
NATIONAL INVESTMENTS, INC., an Ohio corporation (the "Adviser"), and ROBERTSON STEPHENS INVESTMENT MANAGEMENT, L.P., a California limited partnership (the "Sub-Adviser").

WHEREAS, OHIO NATIONAL FUND, INC. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to that portion of the assets of the Fund designated as the GROWTH & INCOME PORTFOLIO of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.     INVESTMENT ADVISORY SERVICES
               ----------------------------

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Growth & Income Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio"). The Fund is the owner of all cash, securities and other assets in the Portfolio, and there are no restrictions on the pledge, hypothecation, transfer or sale of such cash, securities or assets. To enable the Sub-Adviser to exercise fully its discretion hereunder, the Adviser hereby appoints the Sub-Adviser as agent and attorney-in-fact for the Portfolio with full authority to buy, sell and otherwise deal in securities and other intangible investments and contracts relating to the same for the Portfolio.

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser. All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility and discretion to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus.

(d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall: (1) in its discretion, obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for such Portfolio as set forth in the Prospectus; and (3) take such steps as it deems necessary, in its sole discretion, to implement the aforementioned investment program by placing orders for the purchase and sale of securities.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio's custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio's custodian.

(f) In connection with the placement of orders for the execution of the Portfolio's securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

SECTION 2.     EXPENSES
               --------

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio's organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage, settlement charges and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio's existence.

SECTION 3.     USE OF SERVICES OF OTHERS
               -------------------------

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.     SUB-ADVISORY FEES
               -----------------

In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to a sub-advisory fee, payable quarterly, at the annual rate of 0.60% of the first one hundred million dollars ($100,000,000) of the average daily net assets of the Portfolio during the quarter preceding each payment, 0.55% of the next one hundred million dollars ($100,000,000) of the average daily net assets of the Portfolio, and 0.50% of the average daily net assets of the Portfolio in excess of two hundred million dollars ($200,000,000) (the "Sub-Advisory Fee"). The Sub-Advisory Fee shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fee accruals shall be paid quarterly to the Sub-Adviser on or before the fifth business day of the next succeeding quarter. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The net market value of securities held short by the Portfolio shall be treated as a liability of the account and, together with the amount of any margin or other loans owed by the account, shall be subtracted in determining net market value. If this Agreement begins on a date other than the first day of a quarter or terminates on a date other than the last day of a quarter, the Sub-Advisory Fee payable with respect to either such quarter shall be prorated. The Sub-Advisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fee.

SECTION 5.     LIMITATION OF LIABILITY OF SUB-ADVISER
               --------------------------------------

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. The Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, including, but not limited to, any error in judgment with respect to buying or selling securities for the Portfolio, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser's income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence, the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended as a result of the Sub-Adviser's management of the Portfolio.

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment as such expenditures are incurred. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

(c) The Sub-Adviser shall have no responsibility for and shall incur no liability to the Fund, any shareholder of the Fund or the Adviser relating to
(1) the selection or establishment by the Fund of its investment objectives, fundamental policies and restrictions, (2) the Fund's registration or duty to register with any government or agency, (3) the administration of any plans, trusts or accounts investing through the Fund, or (4) the Fund's compliance with the requirements of the 1940 Act or Subchapter M of the Internal Revenue Code except as otherwise specified in subsection (a) of this Section 5. The Adviser shall indemnify and defend the Sub-Adviser and its partners and employees and hold them harmless from and against any and all claims, losses, damages, liabilities and expenses, as they are incurred, by reason of any act or omission of the Adviser or any custodian, broker, agent or other party selected by the Adviser, except such as arise from the Sub-Adviser's breach of this contract or of the Sub-Adviser's fiduciary duty to the Adviser or the Fund.

SECTION 6.     SERVICES TO OTHER CLIENTS AND THE FUND
               --------------------------------------

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including other entities registered under the 1940 Act. This may create conflicts of interest with the Portfolio over the Sub-Adviser's time devoted to managing the Portfolio and the allocation of investment opportunities among accounts (including the Portfolio) managed by the Sub-Adviser. The Sub-Adviser shall use its best efforts to resolve all such conflicts in a manner that is generally fair to all of its clients without prejudice to the Portfolio. While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser shall, to the extent practicable, allocate investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to its other clients. Nothing in this Agreement shall be deemed to obligate the Sub-Adviser to acquire for the Portfolio any security that the Sub-Adviser or its partners, employees or affiliated persons may acquire for its or their own accounts or for the account of any other client if, in the absolute discretion of the Sub-Adviser, it is not practical or desirable to acquire a position in that security for the Portfolio. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

(b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution, beneficial timing of transactions or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers. The purchase or sale of securities for the Portfolio may, in many instances, be effected substantially simultaneously with the purchase or sale of like securities for the accounts of other clients of the Sub-Adviser and its affiliated persons. Such transactions may be made at slightly different prices due to the volume of securities purchased or sold. In that event, the average price of all securities purchased or sold in such transactions may be determined and the Portfolio may be charged or credited, as the case may be, the average transaction price.

(c) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.     REPORTS TO THE SUB-ADVISER
               --------------------------

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

SECTION 8.     TERM OF AGREEMENT
               -----------------

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof. Unless earlier terminated as hereinafter provided, this Agreement shall continue in effect until approved by a majority vote of the voting securities of the Portfolio, at a meeting to take place not more than one year after the effective date of the Fund's registration statement relating to the Portfolio. Thereafter, this Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 9.     CONFIDENTIALITY
               ---------------

Except as required by law, the Adviser agrees to maintain in strict confidence all investment advice and information furnished to the Adviser or the Fund by the Sub-Adviser.

SECTION 10.    TERMINATION OF AGREEMENT; ASSIGNMENT
               ------------------------------------

(a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Fund or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Fund has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 11.    NOTICES
               -------

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio's portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

         If to the Adviser:

         Ohio National Investments, Inc.
         P.O. Box 237
         Cincinnati, Ohio  45201
         Fax No.  (513) 794-4506


         With a copy to:

         Joseph P. Brom, President
         Ohio National Investments, Inc.
         P.O. Box 237
         Cincinnati, Ohio  45201

         If to the Sub-Adviser:

         David M. Elliott, Vice President
         Robertson Stephens & Company
         555 California Street
         San Francisco, California  94104
         Fax No.  (415) 676-2574

         With a copy to:

         Dana K. Welch, Esq.
         Robertson Stephens & Company
         555 California Street
         San Francisco, California  94104

SECTION 12.    ARBITRATION
               -----------

The parties waive their right to seek remedies in court, including any right to a jury trial. The parties agree that any dispute between the parties arising out of, relating to, or in connection with, this Agreement, shall be resolved exclusively by arbitration to be conducted only in the county and state of the principal office of the Adviser at the time of such dispute in accordance with the rules of the American Arbitration Association ("AAA") applying the laws of Ohio. The parties agree that such arbitration shall be conducted by a retired judge who is experienced in dispute resolution regarding the securities industry, that discovery shall not be permitted except as required by the rules of AAA, that the arbitration award shall not include factual findings or conclusions of law, and that no punitive damages shall be awarded. The parties understand that any party's right to appeal or to seek modification of any ruling or award of the arbitrator is severely limited. Any award rendered by the arbitrator shall be final and binding, and judgment may be entered upon it in any court of competent jurisdiction in the county and state of the principal office of the Adviser at the time the award is rendered or as otherwise provided by law.

SECTION 13.    DELIVERY OF INFORMATION
               -----------------------

The Adviser acknowledges that it has received the Sub-Adviser's brochure required to be delivered under the Advisers Act (including the information in Part II of the Sub-Adviser's Form ADV). If the Adviser received such information less than forty-eight hours prior to signing this Agreement, this Agreement may be terminated by the Adviser without penalty within five business days from the effective date. The Sub-Adviser agrees to deliver annually without charge the Sub-Adviser's brochure required by the Advisers Act and any and all amendments to its Form ADV whenever filed.

SECTION 14.    USE OF NAME
               -----------

The Sub-Adviser hereby agrees that the Adviser may use the Sub-Adviser's name and logo in its marketing or advertising materials, provided that the Sub-Adviser has reviewed and approved any such materials prior to their use.

SECTION 15.    ENTIRE AGREEMENT; SEVERABILITY
               ------------------------------

This Agreement is the entire agreement of the parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, agreements and understandings regarding the subject matter hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any and all other provisions hereof.

SECTION 16.    NO THIRD-PARTY BENEFICIARIES
               ----------------------------

Neither party intends for this Agreement to benefit any third-party not expressly named in this Agreement.

SECTION 17.    GOVERNING LAW
               -------------

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 18.    APPLICABLE PROVISIONS OF LAW
               ----------------------------

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 19.    COUNTERPARTS
               ------------

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

                         OHIO NATIONAL INVESTMENTS, INC.



                         By:__________________________________
                            Joseph P. Brom, President

                         ROBERTSON STEPHENS INVESTMENT MANAGEMENT, L.P.



                         By:_______________________________
                            Sanford R. Robertson, Chairman

Accepted and Agreed:
OHIO NATIONAL FUND, INC.



By:_________________________
   John J. Palmer, President

                               VOTING INSTRUCTIONS

                            OHIO NATIONAL FUND, INC.
                            GROWTH & INCOME PORTFOLIO


I (we) acknowledge receipt of a copy of the Notice of Shareholders' Meeting, Proxy Statement and annual report, and instruct Ohio National Life to vote the Ohio National Fund, Inc., shares attributable to my (our) variable contract at the special meeting of shareholders to be held on September 26, 1997, and at any adjournments thereof, as specified below, and in accordance with its best judgment on any other business that may properly come before the meeting. These instructions relate to a solicitation by the Board of Directors.


---------------------------------------------------------------------------------------
  To approve a new Sub-Advisory Agreement between Ohio National Investments, Inc.
  and Robertson Stephens Investment Management, L.P.:
                    ---                       ---                   ---
           For      ___        Against        ___     Abstain       ___
---------------------------------------------------------------------------------------






Dated ____________________, 1997         ______________________________________
                                              Signature of Contractowner(s)





Please sign your name as it appears on the back of this form. If signing for an estate, trust or corporation, state your title or capacity. If joint owners, each should sign. PLEASE RETURN THIS PROXY IN THE ENVELOPE PROVIDED.